QUAKER® INVESTMENT TRUST

Supplement dated April 16, 2010
To the Prospectus Dated October 28, 2009 for the
Quaker Small-Cap Value Fund

The following information supplements, and to the extent inconsistent therewith, supersedes, certain information in the Prospectus.  Defined terms not otherwise defined in this supplement have the same meaning as set forth in the Statement of Additional Information.

Effective December 16, 2009, the following information replaces similar text found in the Traditional Funds Prospectus, in the section entitled “Sub-Advisers and Portfolio Managers” under the sub-heading “Quaker Small-Cap Value Fund” on page 18.

The following individuals are primarily responsible for the day-to-day management of the Fund:

Theodore R. Aronson, CFA – Managing Principal.  Mr. Aronson founded AJO in 1984 and has served as a portfolio manager of the Fund since its inception in 1996.  Mr. Aronson is involved with portfolio management, administration, and marketing at AJO.  Prior to founding AJO, Mr. Aronson was a partner with Addison Capital Management from 1981 to 1984.

Kevin M. Johnson – Principal.  Mr. Johnson joined AJO in 1993 and has served as a portfolio manager of the Fund since its inception in 1996.  Mr. Johnson directs AJO’s research effort.  Prior to joining AJO, Mr. Johnson was a portfolio manager at DuPont’s internal pension group.

Martha E. Ortiz, CFA – Principal.  Ms. Ortiz joined AJO in 1987 and has served as a portfolio manager of the Fund since its inception in 1996.  Ms. Ortiz oversees portfolio implementation and trading.  Prior to joining AJO, Ms. Ortiz was with Wilshire Associates, where she supported the Equity Management System (now Atlas).

Stefani Cranston, CFA, CPA – Principal.  Ms. Cranston joined AJO in 1991 and has served as a portfolio manager of the Fund since 2007.  She was a senior accountant at Deloitte & Touche before joining AJO.  In addition to her portfolio management duties with AJO, Ms. Cranston is also involved with financial accounting and performance measurement.

Gina Marie N. Moore, CFA, CPA – Principal.  Ms. Moore joined AJO in 1998 and has served as a portfolio manager of the Fund since 2004.  In addition to her portfolio management duties, Ms. Moore also focuses on marketing.  Prior to joining AJO, she was with Glenmede Trust Company, where she was involved with portfolio analytics and marketing.

R. Brian Wenzinger, CFA – Principal.  Mr. Wenzinger joined AJO in 2000 and has served as a portfolio manager of the Fund since 2007.  Prior to joining AJO, he was with DuPont, primarily in its internal pension group, where he researched and implemented quantitative investment strategies.  Mr. Wenzinger focuses his time on portfolio management and research.

Christopher J.W. Whitehead, CFA – Principal.  Mr. Whitehead joined AJO in 2000 and has served as a portfolio manager of the Fund since 2010.  Prior to joining AJO, he was with Cambridge Associates where he served as a research associate.  Mr. Whitehead focuses his time on portfolio management and research.

QKPSCVAL 042010